EXHIBIT 31.2

         CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, A. Mark Young, certify that:

(1) I have reviewed this annual report on Form 10-K/A of E Com Ventures, Inc.;
(2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.


Date: May 27, 2005


By:/s/ A.MARK YOUNG
-----------------------
A. Mark Young
Chief Financial Officer

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